                                                                     Exhibit 4.1

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                                WARRANT AGREEMENT


                                 BY AND BETWEEN


                               KOMAG, INCORPORATED


                                       AND


                               FLEET NATIONAL BANK
                             F/K/A BANKBOSTON, N.A.

                                BANK OF MONTREAL

                            BEAR, STEARNS & CO. INC.

                           COMERICA BANK - CALIFORNIA

                            OLYMPUS SECURITIES, LTD.

                              NELSON PARTNERS LTD.

                             THE BANK OF NOVA SCOTIA

                         UNION BANK OF CALIFORNIA, N.A.

                            LOEB PARTNERS CORPORATION

                        THE DAI-ICHI KANGYO BANK, LIMITED

           THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY

                  THE MITSUBISHI TRUST AND BANKING CORPORATION

                              SANWA BANK CALIFORNIA

                       THE FIRST NATIONAL BANK OF CHICAGO

                             THE FUJI BANK, LIMITED

                           THE SUMITOMO BANK, LIMITED



                            DATED AS OF MAY 25, 2000

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
                               TABLE OF CONTENTS(1)

                                                                                          Page
SECTION 1.  Warrant Certificates; Issuance of Warrants.......................................1

SECTION 2.  Execution of Warrant Certificates................................................2

SECTION 3.  Registration.....................................................................2

SECTION 4.  Registration of Transfers and Exchanges..........................................2

SECTION 5.  Warrants; Exercise of Warrants...................................................3

SECTION 6.  Payment of Taxes.................................................................5

SECTION 7.  Mutilated or Missing Warrant Certificates........................................5

SECTION 8.  Reservation of Warrant Shares; Rights............................................5

SECTION 9.  Obtaining Stock Exchange Listings................................................6

SECTION 10.  Adjustment of Exercise Price and Number of Warrant Shares Issuable..............6
               (a) Adjustment for Change in Capital Stock....................................6
               (b) Adjustment for Rights Issue...............................................7
               (c) Adjustment for Other Distributions........................................8
               (d) Adjustment for Common Stock Issue.........................................8
               (e) Adjustment for Convertible Securities Issue...............................9
               (f) Current Market Price.....................................................10
                      (1) Current Market Price..............................................10
                      (2) Fair Market Value.................................................11
                      (3) Independent Expert................................................11
               (g) Consideration Received...................................................11
               (h) When De Minimis Adjustment May Be Deferred...............................12
               (i) When No Adjustment Required..............................................12
               (j) Notice of Adjustment.....................................................12
               (k) Voluntary Reduction......................................................12
               (l) Reorganization of Company................................................13
               (m) When Issuance or Payment May Be Deferred.................................14
               (n) Adjustment in Number of Shares...........................................14
               (o) Form of Warrants.........................................................14

SECTION 11.  Fractional Interests...........................................................14

----------

(1) This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

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

SECTION 12.  Representations and Warranties to the Company..................................15
               (a) Corporate Organization...................................................15
               (b) Authorization............................................................15
               (c) Governmental Consents....................................................15
               (d) Validity.................................................................16
               (e) Not an Investment Company................................................16
               (f) Reports..................................................................16
               (g) Authorized Shares........................................................16
               (h) Status of the Warrants and the Warrant Shares............................17

SECTION 13.  Purchase for Investment; Authority; Binding Agreement..........................17

SECTION 14.  Notices to Warrant Holders.....................................................17

SECTION 15.  Notices to Company and Warrant Holder..........................................19

SECTION 16.  Supplements and Amendments.....................................................19

SECTION 17.  Successors.....................................................................19

SECTION 18.  Governing Law..................................................................20

SECTION 19.  Benefits of This Agreement.....................................................20

SECTION 20.  Counterparts...................................................................20

SCHEDULE 1...................................................................................1

EXHIBIT A....................................................................................1

EXHIBIt B....................................................................................1

        THIS WARRANT AGREEMENT (the "Agreement") is dated as of May 25, 2000, and entered into by and among Komag, Incorporated, a Delaware corporation (the "Company"), and Fleet National Bank f/k/a BankBoston, N.A., Bank of Montreal, Bear, Stearns & Co. Inc., Comerica Bank - California, Olympus Securities, Ltd., Nelson Partners Ltd., The Bank of Nova Scotia, Union Bank of California, N.A., Loeb Partners Corporation, The Dai-Ichi Kangyo Bank, Limited, The Industrial Bank of Japan, Limited, San Francisco Agency, The Mitsubishi Trust and Banking Corporation, Sanwa Bank California, The First National Bank of Chicago, The Fuji Bank, Limited, and The Sumitomo Bank, Limited (collectively, "Banks").

        WHEREAS, the Banks have made loans and otherwise extended credit in the aggregate outstanding principal amount of $260,000,000 to the Company pursuant to certain existing credit facilities;

        WHEREAS, pursuant to a Loan Restructure Agreement dated as of the date hereof (the "Loan Restructure Agreement"), Banks propose to restructure such existing credit facilities (as so restructured, the "Credit Facilities"); and

        WHEREAS, to induce Banks to enter into the Loan Restructure Agreement and to restructure such existing credit facilities, pursuant thereto the Company proposes to issue to Banks, or their respective designees, Common Stock Purchase Warrants as hereinafter described (the "Warrants"), to collectively purchase common stock of the Company, $0.01 par value (the "Common Stock") equal to, in the aggregate, 3.5% of the issued and outstanding Common Stock (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), pursuant to this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        SECTION 1. Warrant Certificates; Issuance of Warrants. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered to the Banks or their respective designees permitted as assignees under the Loan Restructure Agreement, in the respective amounts set forth in Schedule 1 hereto, pursuant to this Agreement shall be in registered form only and shall be substantially in the respective forms set forth in Exhibits A and B attached hereto.

        The Warrants shall be issuable as follows:

               (a) Series A Warrants: The Series A Warrants shall be exercisable into a number of shares of Common Stock equal to, in the aggregate, 2.5% of the issued and outstanding Common Stock as of the date of issuance of the Warrants.

               (b) Series B Warrants: The Series B Warrants shall be exercisable into a number of shares of Common Stock equal to, in the aggregate, 1.0% of the issued and outstanding Common Stock as of the date of issuance of the Warrants.

        SECTION 2. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board of Directors of the Company (the "Board") or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that, at the time the Warrant Certificates shall be delivered or disposed of, he shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

        In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

        SECTION 3. Registration. The Company shall number and register the Warrant Certificates in a register as they are issued.

        SECTION 4. Registration of Transfers and Exchanges. The Company shall from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Company upon surrender of such Warrant Certificates accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

        The Warrant holders agree that each certificate representing Warrant Shares will bear the following legend:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS. SUCH

        SALE OR OTHER DISPOSITION MUST ALSO BE IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE WARRANT AGREEMENT DATED AS OF MAY 25 2000, AS MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM KOMAG, INCORPORATED AT ITS PRINCIPAL EXECUTIVE OFFICE.

        Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants, and such holder(s) shall pay all reasonable out-of-pocket expenses actually incurred by Company in connection with such exchange. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Company.

        SECTION 5. Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each holder of Series A Warrants shall have the right, which may be exercised commencing as of the date hereof until 5:00 p.m., Los Angeles time on May 25, 2010, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment to the Company of the Exercise Price (as defined below) then in effect for such Warrant Shares. Each Series A Warrant not exercised prior to 5:00 p.m., Los Angeles time, on May 25, 2010 shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. The Company shall notify each holder of Series A Warrants in writing 90 days prior to the expiration of all unexercised Series A Warrants, of the upcoming expiration of all such unexercised Warrants.

        Subject to the terms of this Agreement, each holder of Series B Warrants shall have the right, which may be exercised commencing at the opening of business on May 25, 2001 and until 5:00 p.m., Los Angeles time on May 25, 2011, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment to the Company of the Exercise Price then in effect for such Warrant Shares. Each Series B Warrant not exercised prior to 5:00 p.m., Los Angeles time on May 25, 2011, shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. The Company shall notify each holder of Series B Warrants in writing 90 days prior to the expiration of all unexercised Series B Warrants, of the upcoming expiration of all such unexercised Warrants. Notwithstanding anything to the contrary in this Agreement, the Series B Warrants shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease if the unpaid loan balances on the notes issued pursuant to the Credit Facilities, in the aggregate, does not exceed $160,000,000.

        A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 14 hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an


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

office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Company of the exercise price (the "Exercise Price") which is set forth in the applicable form of Warrant Certificate attached here as Exhibit A or B, respectively, subject to adjustment pursuant to Section 10, for the number of Warrant Shares in respect of which such Warrants are then exercised. For Warrants exercised within two years of their date of issuance, payment of the aggregate Exercise Price shall be made, in lieu of any cash payment, by surrendering such Warrants in exchange for a number of Warrant Shares equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants being surrendered multiplied by
(y) a fraction, the numerator of which is the Current Market Price (determined in accordance with Section 10(f) hereof) of the Warrant Shares less the Exercise Price, and the denominator of which is such Current Market Price (the surrender of Warrants in lieu of any cash payment is hereinafter referred to as a "Cashless Exercise"). For Warrants exercised after two years from their date of issuance, payment of the aggregate Exercise Price shall be made (i) in cash or by immediately available funds payable to the order of the Company or (ii) by a Cashless Exercise.

        Upon such surrender of Warrants and payment of the Exercise Price, the Company shall, at its sole cost and expense, issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 11; provided, however, that if any reclassifications, consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (1) of
Section 10 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than five business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 11. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

        The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part; provided, however, that no partial exercise shall be for an amount less than 2,000 Warrant Shares or, if less, the total number of Warrant Shares purchasable by the exercising holder. In the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and Section 2 hereof.

        All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office or such other place as the Company may from time to time designate by written notice to the holders.

        SECTION 6. Payment of Taxes. The Company will pay all stamp, documentary, transfer or similar taxes attributable to the initial issuance of the Warrants and the Warrant Shares upon the exercise of Warrants.

        SECTION 7. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity also reasonably satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations as the Company may prescribe and shall pay all reasonable out of pocket expenses actually incurred by Company in connection with any such exchange and substitution described in this Section 7.

        SECTION 8. Reservation of Warrant Shares; Rights. The Company will at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

        The Company shall issue, together with each Warrant Share issued upon exercise of a Warrant, any rights issued to holders of Common Stock in addition thereto or in replacement therefor, whether or not such rights shall be exercisable at such time, but only if such rights are issued and outstanding and held by other holders of Common Stock at such time and have not expired.

        The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 14 hereof.

        Before taking any action which would cause an adjustment pursuant to
Section 10 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

        SECTION 9. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed or quoted on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

        SECTION 10. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10. For purposes of this
Section 10, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

        (a) Adjustment for Change in Capital Stock.

               If the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares; or

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

then the Exercise Price in effect immediately prior to such action shall then be adjusted in accordance with the formula:

                                O
                      E' = E x --
                                A

            where:
            E' =   the adjusted Exercise Price

            E =    the current Exercise Price

            O = the number of Shares of Common Stock outstanding prior to such action

            A = the number of shares of Common Stock outstanding immediately after such action


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

               In the case of a dividend or distribution, the adjustment shall become effective immediately after the record date for determination of holders of shares of Common Stock entitled to receive such dividend or distribution, and in the case of a subdivision or combination, the adjustment shall become effective immediately after the effective date of such corporate action.

               If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege, the number of shares issuable upon such exercise, and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 10.

               Such adjustment shall be made successively whenever any event listed above shall occur in accordance with this Section 10(a).

        (b) Adjustment for Rights Issue.

               If the Company distributes any rights, options or warrants to any holder of its Common Stock entitling such holder at any time after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                                   N x P
                                           O  +    _____
                                                     M
                                E' = E x ____________________
                                               O + N

where:

               E' = the adjusted Exercise Price.

               E = the current Exercise Price.

               O = the number of Shares of Common Stock outstanding on the record date.

               N = the number of additional shares of Common Stock issuable upon exercise of the rights, options or warrants offered.

               P = the exercise price per share of the additional shares
                   issuable upon exercise of the rights, options or warrants.

               M = the current market price per share of Common Stock on the record date.


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

               The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

        (c) Adjustment for Other Distributions.

               If the Company distributes to any holder of its Common Stock any of its assets (including but not limited to securities and cash), debt securities, capital stock, or any rights or warrants to purchase assets, debt securities, capital stock, or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                                              M  -  F
                                    E'=  E x ___________
                                                 M

where:

               E'= the adjusted Exercise Price.

               E = the current Exercise Price.

               M = the current market price per share of Common Stock on the record date mentioned below.

               F = the Fair Market Value (as defined in Section 10(f)) on the record date of the assets, debt securities, capital stock, rights or warrants or other securities applicable to one share of Common Stock.

               The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

               This subsection does not apply to (i) dividends, distributions, subdivisions, or combinations referred to in subsection (a) of this Section 10,
(ii) rights, options or warrants referred to in subsection (b) of this Section 10, or (iii) ordinary course quarterly cash dividends distributed to all holders of Common Stock.

        (d)Adjustment for Common Stock Issue.

               If the Company issues shares of Common Stock for a consideration per share less than the current market price per share of Common Stock on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                                          P
                                                  O  +  ____
                                                          M
                                      E' =  E x _________________
                                                         A

where:

               E' = the adjusted Exercise Price.

               E = the current Exercise Price.

               O = the number of shares outstanding immediately prior to the issuance of such additional shares.

               P = the aggregate consideration received for issuance of such additional shares.

               M = the current market price per share of Common Stock on the date of issuance of such additional shares.

               A = the number of shares outstanding immediately after the issuance of such additional shares.

               The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

               This subsection (d) does not apply to:

               (1) rights, options, warrants or other distributions referred to in subsections (b), (c) or (e) of this Section 10,

               (2) Common Stock issued to the Company's directors, employees and non-employee service providers under bona fide benefit plans, if such Common Stock would otherwise be covered by this subsection (d), or

               (3) Common Stock issued in a bona fide underwritten public offering.

        (e) Adjustment for Convertible Securities Issue.

               If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 10) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share of Common Stock on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                                          P
                                                  O  +  ____
                                                          M
                                      E' =  E x _________________
                                                    O  +  D

where:

               E' = the adjusted Exercise Price.

               E = the then current Exercise Price.

               O = the number of shares outstanding immediately prior to the issuance of such additional shares.

               P = the aggregate consideration received for issuance of such securities.

               M = the current market price per share of Common Stock on the date of issuance of such securities.

               D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

               The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

               If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

        (f) Current Market Price.

               (1) Current Market Price. In subsections (b), (c), (d) and (e) of this Section 10, the current market price per share of Common Stock on any date is:

                      (i) if the Common Stock is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then the Fair Market Value of the Common Stock based upon the Fair Market Value of 100% of the Company if sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant shares of the Common Stock do not constitute a majority or controlling interest in the Company; or

                      (ii) if the Common Stock is registered under the Exchange Act, the average of the Quoted Prices of the Common Stock for no fewer than 10 consecutive trading days during a period of no more than 20 consecutive trading days ending on the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ National Market, or if the Common Stock is listed on a national securities exchange, the last reported sales price of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange), or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the current market price of the Common Stock shall be determined as if the Common Stock was not registered under the Exchange Act.

               (2) Fair Market Value. Fair Market Value means the value obtainable upon a sale in an arm's-length transaction to a third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to act, with equity to both, as determined by the Board in good faith; provided, however, that if the holder of a Warrant shall dispute the Fair Market Value as determined by the Board, such holder may undertake to have it and the Company retain an Independent Expert. The determination of Fair Market Value by the Independent Expert shall be final, binding and conclusive on the Company and such holder. All costs and expenses of the Independent Expert shall be borne by such holder unless the Fair Market Value as determined by the Independent Expert exceeds the Fair Market Value as determined by the Board by 5% but less than 10%, in which case the cost of the Independent Expert shall be shared equally by such holder and the Company, and unless the Fair Market Value as determined by the Independent Expert exceeds the Fair Market Value as determined by the Board by 10% or more, in which case the cost of the Independent Expert shall be borne solely by the Company.

               (3) Independent Expert. Independent Expert means a nationally recognized investment banking firm reasonably acceptable to the Company and the holder of this Warrant who does not (and whose affiliates do not) have a financial interest in the Company, any holder or any of their affiliates. For purposes of this Section 10(f)(3), an "affiliate" shall mean any such firm in which the Company or any holder owns or controls, directly or indirectly, a voting interest greater than 10% of the outstanding voting securities of such firm, or a firm which owns or controls, directly or indirectly, a voting interest greater than 10% of the outstanding voting securities of the Company or any holder.

        (g) Consideration Received.

               For purposes of any computations respecting consideration received pursuant to subsections (d) and (e) of this Section 10, the following shall apply:

               (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution; and

               (3) in the case of the issuance of securities convertible into or exchangeable for Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum cash consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

        (h) When De Minimis Adjustment May Be Deferred.

               No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

               All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

        (i) When No Adjustment Required.

               No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

               No adjustment need be made for a change in the par value or no par value of the Common Stock.

               To the extent Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

        (j) Notice of Adjustment.

               Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 14 hereof.

        (k) Voluntary Reduction.

               The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.


               Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

               A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c),
(d) and (e) of this Section 10.

        (l) Reorganization of Company.

               If any reclassification of the Common Stock of the Company or any consolidation or merger of the Company with another entity, or the sale or lease of all or substantially all of the Company's assets to another entity shall be effected in such a way that holders of the Common Stock of the Company shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition precedent to such reclassification, consolidation, merger, sale or lease, lawful and adequate provisions shall be made whereby the Warrant holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Agreement and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable in such reclassification, consolidation, merger, sale or lease with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon the exercise of the rights represented hereby had such rights been exercised immediately prior thereto, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Warrants to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such reclassification, consolidation, merger, sale or lease, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such reclassification, consolidation or merger or the corporation purchasing or leasing such assets shall assume by a supplemental Warrant Agreement, executed and mailed or delivered to the holders of the Warrants at the last address thereof appearing on the books of Company, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

               If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

               If this subsection (1) applies, subsections (a), (b), (c), (d) and (e) of this Section 10 do not apply.

        (m) When Issuance or Payment May Be Deferred.

               In any case in which this Section 10 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 11; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

        (n) Adjustment in Number of Shares.

               Upon each adjustment of the Exercise Price pursuant to this
Section 10, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                                    E
                                      N'  =  N x ______
                                                    E'
where:

               N'= the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

               N = the number of Warrant Shares previously issuable upon
                   exercise of a Warrant by payment of the adjusted Exercise Price.

               E' = the adjusted Exercise Price.

               E = the Exercise Price prior to adjustment.

        (o) Form of Warrants.

               Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

        SECTION 11. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), the number of Warrant Shares which shall be issued by the Company on exercise of such Warrants shall be rounded (i) to the last previous whole number if the fraction is less than 0.5 of a Warrant Share or (ii) to the next higher whole number if the fraction is greater than or equal to 0.5 of a Warrant Share.

        SECTION 12. Representations and Warranties of the Company. The Company represents and warrants to each of the Banks, as of the date hereof, as follows:

        (a) Corporate Organization.

               The Company is duly organized, validly existing and in good standing under the laws of the state of its formation. The Company is also duly authorized, qualified and licensed in all applicable jurisdictions, and under all applicable laws, regulations, ordinances or orders of public authorities, to carry on its business in the locations and in the manner presently conducted, to the extent that the failure to do so would not reasonably be expected to materially adversely affect the consolidated financial condition or operations of the Company and could not reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under the Restructure Loan Documents (as defined in the Loan Restructure Agreement), having regard for its other financial obligations.

        (b) Authorization.

               The execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement of even date hereof between the parties hereto (the "Registration Rights Agreement," and, together with this Agreement, the "Warrant Documents"), and the issuance by the Company of the Warrants, are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Company's certificate of incorporation, bylaws or other organizational documents or (ii) any law or regulation or any contractual restriction binding on or affecting the Company.

        (c) Governmental Consents.

               No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (except routine reports required pursuant to the Securities Exchange Act of 1934, as amended (if such act is applicable to the Company), which reports will be made in the ordinary course of business) is required for the due execution, delivery and performance by the Company of the Warrant Documents or for the issuance by the Company of the Warrants or the Warrant Shares.

        (d) Validity.

               The Warrant Documents are the binding obligations of the Company, enforceable in accordance with their respective terms and when executed and delivered by the Company in accordance with the terms hereof, the Warrants will constitute a legally valid and binding obligation of the Company; except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

        (e) Not an Investment Company.

               The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        (f) Reports.

               The Company has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since January 1, 1997 (collectively, the "SEC Reports"), all of which have complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act. Except as set forth in subsequent filings with the SEC, none of the SEC Reports, including without limitation any financial statements or schedules including therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Each of the balance sheets (including the related notes) included in the SEC Reports fairly presents the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof, and the other related statements (including the related notes) included therein fairly present the results of operations and the changes in financial position of the Company and its consolidated subsidiaries for the respective fiscal years, except, in the case of interim financial statements, for year-end audit adjustments, consisting only of normal recurring accruals. Each of the financial statements (including the related notes) included in the SEC Reports has been prepared in accordance with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein.

        (g) Authorized Shares.

               As of May 10, 2000, (i) the Company has 151,000,000 authorized shares of capital stock, of which 66,054,041 shares of Common Stock and no shares of Preferred Stock are issued and outstanding, (ii) the Company has 83,945,959 authorized but unissued shares of Common Stock which will be required to be issued to satisfy conversions or exercises of the Warrants, (iii) the Series A Warrants are exercisable into a number of shares of Common Stock equal to, in the aggregate, 2.5% of the issued and outstanding Common Stock, and (iv) the Series B Warrants are exercisable into a number of shares of Common Stock equal to, in the aggregate, 1% of the issued and outstanding Common Stock.

        (h) Status of the Warrants and the Warrant Shares.

               Upon issuance hereunder, the Warrants will be validly issued and outstanding, fully paid and nonassessable, and the issuance thereof is not subject to preemptive rights of any other stockholder of the Company. The Warrant Shares will be duly authorized by all necessary corporate action on the part of the Company (no consent or approval of stockholders being required by law, the corporate documents of the Company, the qualification criteria of any securities exchange or market or otherwise), and upon issuance in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and nonassessable, and the issuance thereof is not subject to preemptive rights of any other stockholder of the Company. The Warrant Shares have been validly reserved for issuance upon the exercise of the Warrants.

        SECTION 13. Purchase for Investment; Authority; Binding Agreement . Each of the Banks represents and warrants to the Company that:

        (a) such Bank is an Accredited Investor within the meaning of Rule 501(a) under the Securities Act and the Warrants to be acquired by it pursuant to this Agreement are being acquired for its own account for investment and without intent to resell, and such Bank will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of such Warrants, unless pursuant to a transaction either registered under, or exempt from registration under, the Securities Act;

        (b) the execution, delivery and performance of each of the Warrant Documents and the receipt of the Warrants pursuant hereto are within such Bank's corporate powers and has been duly and validly authorized by all requisite corporate action;

        (c) each of the Warrant Documents has been duly executed and delivered by such Bank;

        (d) each of the Warrant Documents constitutes a legally valid and binding agreement of such Bank; and

        (e) such Bank has knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investments in the Warrants and such Bank is capable of bearing the economic risks of such investments.

        SECTION 14. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 10, the Company shall promptly thereafter (i) cause the Company's Chief Financial Officer to execute a certificate setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 14.

        In case:

        (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares off Common Stock or of any other subscription rights or warrants; or

        (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends or distributions payable in shares of Common Stock); or

        (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of all or substantially all of the properties and assets of the Company, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

        (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

        (e) the Company proposes to take any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c), (d) or
(e) of Section 10, or if the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (1) of Section 10.

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a), (b) or (c) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 14 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

        Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

        SECTION 15. Notices to Company and Warrant Holder. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed to the office of the Company expressly designated by the Company at its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Company), as follows:

                      Komag, Incorporated
                      1710 Automation Parkway
                      San Jose, California 95131-1873
                      Facsimile:  408-944-9234
                      Attn:  Chief Financial Officer

        Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificate shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until the Company is otherwise notified in accordance with this Section by such holder) to such holder at the address appearing on the Warrant register of the Company.

        SECTION 16. Supplements and Amendments. The Company may not supplement or amend this Agreement without the prior written approval of the holders of Warrants representing at least 51% of the aggregate outstanding Warrants affected by such supplement or amendment; provided however, that without the written approval of the holders of all Warrants affected by such supplement or amendment, no supplement or amendment shall do any of the following:

        (a) reduce the number of Warrant Shares for which the Warrants may be exercised;

        (b) amend the provisions of Section 10 of this Agreement;

        (c) except as expressly provided in Section 10(a)(3) of this Agreement, increase the Exercise Price applicable to the Warrants;

        (d) reduce the duration of the Warrants;

        (e) extend the issuance date of the Series B Warrants; or

        (f) amend the provisions of this Section 16.

        SECTION 17. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

        SECTION 18. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of said State.

        SECTION 19. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

        SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



KOMAG, INCORPORATED



By:
   ----------------------------------
Title:
      -------------------------------

Address:
1710 Automation Parkway
San Jose, California 95131-1873
Facsimile: (408) 944-9234
Attention:  Chief Financial Officer


FLEET NATIONAL BANK f/k/a BANKBOSTON, N.A., as Restructure Agent and as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
100 Federal Street, Mail Stop 01-06-01
Boston, MA 02110
Facsimile:  (617) 434-4775
Attention:  Donald Sheehan


BANK OF MONTREAL, as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
115 S. LaSalle Street, 12 West
Chicago, IL 60603
Facsimile:  (312) 750-6057
Attention:  Jack J. Kane

BEAR, STEARNS & CO. INC.,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
245 Park Avenue
New York, New York  10167
Facsimile:  (212) 272-8102
Attention:


COMERICA BANK - CALIFORNIA,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
55 Almaden Boulevard
Mail Code: 4041
San Jose, California  95113
Facsimile: (408) 556-5855
Attention:  Carol A. Palestro


OLYMPUS SECURITIES, LTD.,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
c/o Citadel Investment Group, LLC
225 West Washington Street, 9th Floor
Chicago, Illinois  60606
Facsimile:  (312) 368-4650
Attention:  Bradford Couri

NELSON PARTNERS LTD.,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
c/o Citadel Investment Group, LLC
225 West Washington Street, 9th Floor
Chicago, Illinois  60606
Facsimile:  (312) 368-4650
Attention:  Bradford Couri


THE BANK OF NOVA SCOTIA,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
One Liberty Plaza
New York, New York 10006
Facsimile:  (212) 225-5205
Attention:  Norm Gillespie


UNION BANK OF CALIFORNIA, N.A.,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
350 California Street, 7th Floor
San Francisco, California  94104
Facsimile:  (415) 705-7390
Attention:  Christiana Creekpaum

LOEB PARTNERS CORPORATION,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
61 Broadway, 24th Floor
New York, New York  10006
Facsimile:  (212) 574-2003
Attention:  Robert Grubin


THE DAI-ICHI KANGYO BANK, LIMITED,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
Corporate Finance Department I
One World Trade Center, Suite 4911
New York, NY 10048
Facsimile:  (212) 912-1879
Attention:  Nelson Chang


THE INDUSTRIAL BANK OF JAPAN, LIMITED,
SAN FRANCISCO AGENCY,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
555 California Street, Suite 3110
San Francisco, California  94104
Facsimile:  (415) 982-1917
Attention:  Joseph A. Endoso

THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
520 Madison Avenue, 26th Floor
New York, New York  10022
Facsimile:  (212) 644-6825
Attention:  Daniel Chang


SANWA BANK CALIFORNIA,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
444 Market Street, 22nd Floor
San Francisco, CA 94111
Facsimile:  (415) 597-5491
Attention:  George Vetek


THE FIRST NATIONAL BANK OF CHICAGO,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
The First National Bank of Chicago
c/o Bank One
Western Region Managed Assets
AZ1-1283
201 N. Central Avenue
Phoenix, AZ 85004-2267
Facsimile:  (602) 221-1737
Attention:  Dennis Warren

THE FUJI BANK, LIMITED,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
333 South Hope Street, 39th Floor
Los Angeles, CA 90071
Facsimile:  (213) 253-4178
Attention:


THE SUMITOMO BANK, LIMITED,
as a Restructure Lender



By:
   ----------------------------------
Title:
      -------------------------------

Address:
555 California Street, Suite 3350
San Francisco, California  94104
Facsimile:  (415) 398-3580
Attention:  Azar Shakeri

                                                                      SCHEDULE 1


BANK                                                              WARRANT SHARES
----                                                              --------------
Fleet National Bank f/k/a/ BankBoston, N.A.................................
Bank of Montreal...........................................................
Bear, Stearns & Co. Inc....................................................
Comerica Bank - California.................................................
Olympus Securities, Ltd....................................................
Nelson Partners Ltd.
The Bank of Nova Scotia....................................................
Union Bank of California, N.A..............................................
Loeb Partners Corporation
The Dai-Ichi Kangyo Bank, Limited..........................................
The Industrial Bank of Japan, Limited, San Francisco Agency................
The Mitsubishi Trust and Banking Corporation...............................
Sanwa Bank California......................................................
The First National Bank of Chicago.........................................
The Fuji Bank, Limited.....................................................
The Sumitomo Bank, Limited.................................................




                                  Schedule - 1

                                                                       EXHIBIT A


                          [Form of Warrant Certificate]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENT OF SUCH ACT OR SUCH LAWS. SUCH SALE OR OTHER DISPOSITION MUST ALSO BE IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE WARRANT AGREEMENT DATED AS OF MAY 25, 2000, A COPY OF WHICH MAY BE OBTAINED FROM KOMAG, INCORPORATED AT ITS PRINCIPAL EXECUTIVE OFFICE.

                     EXERCISABLE ON OR AFTER THE DATE HEREOF
                          AND ON OR BEFORE MAY 25, 2010

No.                                                        ___ Series A Warrants
                          Series A Warrant Certificate

                               KOMAG, INCORPORATED

        This Warrant Certificate certifies that _________________, or registered assigns, is the registered holder of ___ Series A Warrants expiring May 25, 2010 (the "Warrants") to purchase Common Stock, $0.01 par value (the "Common Stock"), of Komag, Incorporated, a Delaware corporation (the "Company"). Each Series A Warrant entitles the holder upon exercise on or after the date hereof to receive from the Company on or before 5:00 p.m., Los Angeles time, on May 25, 2010, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $_______ payable as otherwise provided in the Warrant Agreement referred to below, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

        No Warrant may be exercised after 5:00 p.m., Los Angeles time, on May 25, 2010, and to the extent not exercised by such time such Warrants shall become void.

        The Series A Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring May 25, 2010 entitling the holder on exercise to receive shares of Common Stock of the Company, and are issued pursuant to a Warrant Agreement dated as of the date hereof (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

        Warrants may be exercised at any time on or before May 25, 2010. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

        The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in the Registration Rights Agreement dated as of the date hereof, between the Company and the Banks identified in the Warrant Agreement. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

        Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

        Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

        The Company may deem to treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by an y notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

        This Warrant Certificate shall not be valid unless countersigned by the Company, as such term is used in the Warrant Agreement.

                           [Signature Page to Follow]

        IN WITNESS WHEREOF, the Company has caused this Warrant certificate to be signed by its President and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

                                     KOMAG, INCORPORATED,
                                     a Delaware corporation



                                     -------------------------------------------
                                     Name:
                                     Title:

                               [Form of Election]

                    (To Be Executed Upon Exercise of Warrant)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _________ shares of Common Stock and herewith tenders payment for such shares to the order of Komag, Incorporated in the amount of $________ as follows: (check applicable box)

        [ ] in the form of cash or in immediately available funds payable to the order of the Company

      * [ ] in lieu of cash, net shares of Common Stock calculated as follows:

            Current Market Price - Exercise Price
            ---------------------------------------  x  Warrant Shares Exercised
                    Current Market Price


        The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is ____________________________ and that such shares be delivered to
________________ whose address is ________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________, whose address is ___________________________, and that such Warrant Certificate be delivered to _________________, whose address is _____________________.




                                      Signature: _______________________________



Date: ________________



                                      Signature Guaranteed: ____________________



* Please note that this is the only form of payment available if this Warrant Certificate is to be exercised within two years of its issuance.

                              [Form of Assignment]

                   (To Be Executed Upon Assignment of Warrant)

        If you, the holder, want to assign this Warrant, fill in the form below and have your signature guaranteed:

        For value received, I or we assign and transfer this Warrant to:

--------------------------------------------------------------------------------
                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                -------------------------------------------------

                -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and appoints ______________________________________________________ agent to transfer this security on the books of the Company. The agent may substitute another to act for him.

        In connection with the transfer of this Warrant, the undersigned certifies that:

        (Check one)

           [ ] This Warrant is being transferred to Komag, Incorporated.

           [ ] This Warrant is being transferred to a person or entity other than Komag, Incorporated, in connection with which the Company has received an opinion of counsel (satisfactory to it in form and substance) to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date: __________________________________________________________________________

Your signature: ________________________________________________________________
                (Sign exactly as your name appears on this Warrant)

Signature Guaranteed by *: _____________________________________________________

* Signature must be guaranteed by an eligible guarantor institution within the meaning of Securities and Exchange Commission Rule 17Ad-15 (including banks, stock brokers, savings and loan associations, national securities exchanges, registered securities associations, clearing agencies and credit unions) with membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to, or substitution for, STAMP, if this Security is to be delivered other than to and in the name of the registered holder.

IF NONE OF THE FOREGOING BOXES IS CHECKED, THE TRUSTEE SHALL NOT BE OBLIGATED TO REGISTER THE TRANSFER OF THIS SECURITY UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE WARRANT AGREEMENT SHALL HAVE BEEN SATISFIED.

                                                                       EXHIBIT B


                          [Form of Warrant Certificate]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENT OF SUCH ACT OR SUCH LAWS. SUCH SALE OR OTHER DISPOSITION MUST ALSO BE IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE WARRANT AGREEMENT DATED AS OF MAY 25, 2000, A COPY OF WHICH MAY BE OBTAINED FROM KOMAG, INCORPORATED AT ITS PRINCIPAL EXECUTIVE OFFICE.

                      EXERCISABLE ON OR AFTER MAY 25, 2001
                          AND ON OR BEFORE MAY 25, 2011

No.                                                        ___ Series B Warrants
                          Series B Warrant Certificate

                               KOMAG, INCORPORATED

        This Warrant Certificate certifies that _________________, or registered assigns, is the registered holder of ___ Series B Warrants expiring not later than May 25, 2011 (the "Warrants") to purchase Common Stock, $0.01 par value (the "Common Stock"), of Komag, Incorporated, a Delaware corporation (the "Company"). Each Series B Warrant entitles the holder upon exercise on or after May 25, 2001 to receive from the Company on or before 5:00 p.m., Los Angeles time, on May 25, 2011, unless earlier terminated, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $_______ payable as otherwise provided in the Warrant Agreement referred to below, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

        Notwithstanding anything to the contrary in this Warrant Certificate, the Series B Warrants shall become void and all rights thereunder and all rights in respect thereof under this Warrant Certificate shall cease if the unpaid loan balances on the notes issued pursuant to the Credit Facilities, in the aggregate, does not exceed $160 million.

        No Warrant may be exercised after 5:00 p.m., Los Angeles time, on May 25, 2011, and to the extent not exercised by such time such Warrants shall become void.

        The Series B Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring May 25, 2011 entitling the holder on exercise to receive shares of Common Stock, $0.01 par value, of the Company (the "Common Stock"), and are issued pursuant to a Warrant Agreement dated as of the date hereof (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

        Warrants may be exercised at any time on or after May 25, 2001 and on or before May 25, 2011. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

        The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in the Registration Rights Agreement dated as of the date hereof, between the Company and the Banks identified in the Warrant Agreement. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

        Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

        Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

        The Company may deem to treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

        This Warrant Certificate shall not be valid unless countersigned by the Company, as such term is used in the Warrant Agreement.

                           [Signature Page to Follow]

        IN WITNESS WHEREOF, the Company has caused this Warrant certificate to be signed by its President and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

                                     KOMAG, INCORPORATED,
                                     a Delaware corporation



                                     -------------------------------------------
                                     Name:
                                     Title:

                               [Form of Election]

                    (To Be Executed Upon Exercise of Warrant)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _________ shares of Common Stock and herewith tenders payment for such shares to the order of Komag, Incorporated in the amount of $________ as follows: (check applicable box)

        [ ] in the form of cash or in immediately available funds payable to the order of the Company

       *[ ] in lieu of cash, net shares of Common Stock calculated as follows:

              Current Market Price - Exercise Price
              --------------------------------------  x Warrant Shares Exercised
                       Current Market Price


        The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is ____________________________ and that such shares be delivered to
________________ whose address is ________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________, whose address is ___________________________, and that such Warrant Certificate be delivered to _________________, whose address is ___________________.




                                      Signature: _______________________________



Date: ________________



                                      Signature Guaranteed: ____________________



* Please note that this is the only form of payment available if this Warrant Certificate is to be exercised within two years of its issuance.

                              [Form of Assignment]

                   (To Be Executed Upon Assignment of Warrant)

        If you, the holder, want to assign this Warrant, fill in the form below and have your signature guaranteed:

        For value received, I or we assign and transfer this Warrant to:

--------------------------------------------------------------------------------
                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                -------------------------------------------------

                -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and appoints ______________________________________________________ agent to transfer this security on the books of the Company. The agent may substitute another to act for him.

        In connection with the transfer of this Warrant, the undersigned certifies that:

        (Check one)

           [ ] This Warrant is being transferred to Komag, Incorporated.

           [ ] This Warrant is being transferred to a person or entity other than Komag, Incorporated, in connection with which the Company has received an opinion of counsel (satisfactory to it in form and substance) to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date: __________________________________________________________________________

Your signature: ________________________________________________________________
                (Sign exactly as your name appears on this Warrant)

Signature Guaranteed by *: _____________________________________________________

* Signature must be guaranteed by an eligible guarantor institution within the meaning of Securities and Exchange Commission Rule 17Ad-15 (including banks, stock brokers, savings and loan associations, national securities exchanges, registered securities associations, clearing agencies and credit unions) with membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to, or substitution for, STAMP, if this Security is to be delivered other than to and in the name of the registered holder.

IF NONE OF THE FOREGOING BOXES IS CHECKED, THE TRUSTEE SHALL NOT BE OBLIGATED TO REGISTER THE TRANSFER OF THIS SECURITY UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE WARRANT AGREEMENT SHALL HAVE BEEN SATISFIED.